UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                            FORM 8-K



                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                    January 6, 1998
    Date of Report (Date of earliest event reported)


                 AMERICAN DISPOSAL SERVICES, INC.
    (Exact name of registrant as specified in its charter)


    Delaware               0-28652                13-3858494
(State or other     Commission File Number    (I.R.S. Employer
jurisdiction of                                Identification
incorporation or                                   Number)
organization)

  745 McClintock Drive, Suite 230, Burr Ridge, Illinois  60521
            (Address of Principal Executive Offices)



                           (708) 655-1105
     (Registrant's telephone number, including area code)



                           Not Applicable
 (Former name or former address, if changed since last report.)


Item 5.   Other Events

          On January 6, 1998, American Disposal Services, Inc.

(the "Company") acquired all of the outstanding shares (the

"Shares") of capital stock of R.C. Miller Enterprises, Inc. ("R.C.

Miller"), which provides solid waste collection, transportation,

processing, hauling, transfer and disposal services, as well as recycling services, and services for the disposal of construction and demolition debris, in the vicinity of Canton, Ohio.  The consideration for the Shares consisted of 1,406,896 shares of the

Company's Common Stock (subject to adjustment) and $600,000 in cash.









Item 7.   Financial Statements, Pro Forma Financial Information

          and Exhibits.

     (a)       Financial Statements: None.

     (b)       Pro Forma Financial Information: None.

     (c)       Exhibits:  None.






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      AMERICAN DISPOSAL SERVICES, INC.



Date: January 22, 1998


                         By:/s/ Richard De Young

                            Richard De Young
                            President and Chief Executive Officer